================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          OHIO STATE BANCSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 April 17, 2003

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

    You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 17, 2003 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. ELECTION OF DIRECTORS - To elect four members of Class III (term to expire in 2006) to the Board of Directors.

2. AMENDMENT TO THE ARTICLES OF INCORPORATION - To consider and take action upon adoption of a proposed amendment to the Articles of Incorporation of the Company to:

     A. ELIMINATE CUMULATIVE VOTING - To eliminate the right of cumulative voting in the election of directors. An effect of the amendment to eliminate cumulative voting will be to do both of the following:

          1. TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OF DIRECTORS TO ELECT EVERY DIRECTOR; AND

          2. TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OF DIRECTORS FROM ELECTING ANY DIRECTOR.

     B. TO ELIMINATE PREEMPTIVE RIGHTS - To eliminate the preemptive rights of shareholders to subscribe to additional shares of stock issued by the Company.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed February 20, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                             By order of the Board of Directors

                                             /s/ Gary E. Pendleton

                                             Gary E. Pendleton, President

    YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.



MARCH 28, 2003

                                 PROXY STATEMENT

                               GENERAL INFORMATION

        This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of shareholders to be held on April 17, 2003, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. ("the Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company, at the Company's expense. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on or about March 28, 2003.

        All shareholders who execute proxies retain the right to revoke them at any time in the manner provided below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his/her proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in accordance with the judgment of the Board of Directors of the Company on any other matters which may properly come before the Meeting.

                                VOTING SECURITIES

        Shareholders of record as of the close of business on February 20, 2003, are entitled to one vote for each share then held. As of February 20, 2003, the Company had 190,000 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date and have the right to vote cumulatively in the election of directors, such right being subject to the requirement to provide the Company advance notice in accordance with Section 1701.55 of the Ohio Revised Code. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates, as he or she deems appropriate.

                                VOTING PROCEDURES

        A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

        The four nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

            ELECTION OF DIRECTORS AND SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The Company's Board of Directors is presently composed of 10 members, approximately one-third of whom stand for election each year. The nominees for election will stand for election to a three-year term expiring at the Annual Shareholder's meeting in 2006. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

        As of February 20, 2003, the following persons were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                                         Amount and Nature of
      Name of Beneficial Owner           Beneficial Ownership           Percent of Class
      ------------------------           --------------------           ----------------
         Theodore L. Graham                   10,777 (1)                      5.67%
  c/o Ohio State Bancshares, Inc.
         111 S. Main Street
         Marion, Ohio 43302
         Thurman R. Mathews                   17,993 (2)                      9.47%
  c/o Ohio State Bancshares, Inc.
         111 S. Main Street
         Marion, Ohio 43302
          Peter B. Miller                     11,526 (3)                      6.07%
  c/o Ohio State Bancshares, Inc.
         111 S. Main Street
         Marion, Ohio 43302
         Lloyd L. Johnston                    13,592 (4)                      7.15%
  C/O Ohio State Bancshares, Inc.
         111 S. Main Street
         Marion, Ohio 43302

(1) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.
(2) Includes 16,549 shares owned by spouse.
(3) Includes 11,448 shares owned jointly with spouse
(4) Includes 13,072 shares owned by a controlled company.

        The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of February 20, 2003), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

=====================================================================================================
                                             Class I
                                  Nominees (Term to Expire 2004)

                                                                             Shares of
                                                                               Stock
                                                                           Beneficially
                                                               Director     Owned as of    % of
        Name            Age             Occupation               Since       02-20-03       Class
        ----            ---             ----------               -----       --------       -----
Samuel J. Birnbaum      86    Retired, Director of Real
                              Estate Lodgekeeper Group           1988          600          0.32%
F. Winton Lackey        70    Single Source Packaging, Vice
                              Chairman *                         1995        3,821 (1)      2.01%
John D. Owens           72    Retired Owner, Owens Electric      1994          912 (3)      0.48%

 *Prior to his HLS Racks Partnership, Mr. Lackey was owner of Mid Ohio Packaging, Inc.

=====================================================================================================

                                             Class II
                                  Nominees (Term to Expire 2005)

                                                                             Shares of
                                                                               Stock
                                                                            Beneficially
                                                                 Director   Owned as of    % of
        Name           Age              Occupation                Since       02-20-03      Class
        ----           ---              -----------               -----       --------      -----
Peter B. Miller         66   President, Pete Miller, Inc.          1997      11,526 (8)     6.07%

Gary E. Pendleton       58   Banker, Ohio State Bancshares,
                             Inc.                                  1990       1,900 (9)     1.00%
Lloyd L. Johnston       70   President, Johnston Supply Co.
                             (Wholesale Plumbing Supplies)         1989      13,592 (2)     7.15%

==================================================================================================
                                            Class III
                                  Nominees (Term to Expire 2006)
                                                                              Shares of
                                                                                Stock
                                                                            Beneficially
  Name and Mailing                                               Director    Owned as of   % of
  -----------------
     Address(10)        Age               Occupation               Since      02-20-03      Class
     -------            ---               ----------               -----      --------      -----
Theodore L. Graham       57    Managing Partner, Graham
                               Investment Co. (Warehousing and
                               Real Estate Development)            1991      10,777 (4)     5.67%

Lois J. Fisher           54    Commercial Real Estate
                               Development                         1994         708 (5)      .37%

Thurman R. Mathews       74    Owner, Mathews, Kennedy Ford
                               Lincoln Mercury, Marion             1994      17,993 (6)     9.47%

Fred K. White            68    Real Estate Agent, HER Kinney
                               Properties*                         1994         500 (7)     0.26%


*Prior to joining HER Kinney Properties, Mr. White was Division Manager of Ohio
Edison (utility company).

==================================================================================================
Executive Officers and Directors as a Group (13 Persons)                     62,905        33.11%
==================================================================================================

(1) Includes 1472 shares owned jointly with spouse.
(2) Includes 13,072 shares owned by a controlled company.
(3) Includes 312 shares owned by spouse.
(4) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.
(5) Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.
(6) Includes 16,549 shares owned by spouse.
(7) Includes 500 shares owned by Fred K. White Living Trust.
(8) Includes 11,448 shares held jointly with spouse.
(9) Includes 507 shares owned jointly with spouse.
(10) The mailing address of each Director for receipt of communications in connection with these materials is 111 S. Main Street, Marion, Ohio 43302, such being the address of the principal offices of the Company.

        PROPOSAL #2 TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY

                           ELIMINATE CUMULATIVE VOTING

        The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to eliminate the right of shareholders to vote cumulatively in the election of directors.

        Ohio law and the Articles of Incorporation now provide cumulative voting rights to shareholders in the election of directors, so long as at least one shareholder gives written notice at least 48 hours in advance of the shareholder meeting of his or her desire to exercise cumulative voting rights in the election of directors at that meeting. This allows shareholders to vote the number of common shares owned by them times the number of directors to be elected at the shareholders' meeting and to cast that number of votes for one nominee or allocate the votes among the nominees in any manner they want.

        The Board of Directors does not consider cumulative voting to be in the best interest of the Corporation or its shareholders. For a Board of Directors to work effectively for all shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Minority shareholders voting cumulatively could result in a relatively small number of shares being responsible for the election of one or more directors whose loyalty would be primarily to the minority group responsible for their election, rather than to the Corporation and all its shareholders. If Proposal 2.A is approved, no director will be elected by a special interest group of minority shareholders.

        The proposed amendment to eliminate cumulative voting in the election of directors may render more difficult the representation of minority shareholders on the Board of Directors and have the effect of entrenching existing management. The proposed amendment will indirectly eliminate the ability of a hostile minority shareholder to attain representation on the Board of Directors. This proposal is not in response to any effort by a shareholder, or a group of shareholders, to remove any director or otherwise gain representation for any special interest on the Board.

        As provided by Ohio law, to be adopted the proposal to eliminate cumulative voting must receive the affirmative vote of a majority of the outstanding shares of the Company or 95,001 shares and must not be opposed by more then that number of shares which could otherwise elect a director if voting cumulatively, or 31,667 shares.

If the proposal to eliminate cumulative voting is adopted the Articles of Incorporation of the Company will be amended to include new Article Ninth which will read in its entirety as follows:

        NINTH: Shareholders of the Corporation shall not have the right to cumulate their votes in the election of directors..

                        ELIMINATION OF PREEMPTIVE RIGHTS

        The current Articles of Incorporation of the Company provide the shareholders of the Company with the preemptive right to subscribe to additional shares of the Company offered for sale. The Board of Directors is seeking shareholder approval to eliminate preemptive rights as it believes that such right unduly restricts the Board of Directors ability to react to the potential for issuance of new shares at such times and upon such conditions as the Board of Directors deems appropriate.

        Section 1701.15 of the Ohio Revised Code, which governs preemptive rights under Ohio law, was amended effective March 17, 2000 in favor of limiting preemptive rights. Prior to such amendment, a shareholder of an Ohio corporation was entitled to preemptive rights unless the articles of incorporation provided that there would be no preemptive rights. After March 17, 2000, a shareholder does not have preemptive rights in a newly organized Ohio corporation unless the articles of incorporation specifically provide for preemptive rights. Because the Company's current Articles of Incorporation specifically provide for preemptive rights, it is necessary to amend the Articles of Incorporation as set forth herein to eliminate preemptive rights.

        Elimination of preemptive rights may result in shareholders experiencing voting dilution in the event the Company would issue new shares without first offering such shares to existing shareholders in proportion to their holdings as presently required.

        As provided by Ohio law and the Articles of Incorporation of the Company the proposal to eliminate preemptive requires the affirmative vote of a majority of the outstanding shares of the Company or 95,001 shares.

If Adopted Article Seventh of the Articles of Incorporation of the Company will be amended to read it its entirety as follows:

        SEVENTH: Shareholders of the Corporation shall not have the preemptive right to purchase additional shares when issued by the Corporation.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Company's sole business activity is the operation of its subsidiary banking operation, The Marion Bank, hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

        The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held a total of thirteen (13) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception of F. Winton Lackey, who attended 44% of such meetings, Peter B. Miller, who attended 74% of such meetings, and Lloyd L. Johnston, who attended 73% of such meetings.

        The following table describes the standing committees of the Board of Directors and identifies the directors serving on each committee as of December 31, 2002. The chairman of each committee is designated by an asterisk (*).

                                                                                Number of
   Board                                                                        Meetings              Directors
 Committee                                  Function                            Held-2002              Serving
 ---------                                  --------                            ---------              -------
  Executive (1)       Has all powers of full board except as delegated to          12         Mathews         White
                      other committees.  Subjects reviewed include:                           Johnston
                      compensation, corporate decisions, planning,                            Graham
                      nominating decisions, EDP review.                                       Pendleton*

  Loan                Approves new commercial, consumer, and real estate           21         Birnbaum        Fisher
                      loans up to $200,000.                                                   Lackey          Miller
                                                                                              Pendleton*      Owens

  Loan Review         Monitors loan portfolio quality by reviewing and              1         Birnbaum        White
                      grading existing loans and establishing loan loss                       Graham
                      reserves.  Recommends revisions to Loan Policy.                         Pendleton
                                                                                              Johnston *

  Audit               Superintends the yearly Directors Examination and             4         Miller          Fisher
                      Audit of the Company and monitors follow-through on                     Mathews         White*
                      any corrective measures deemed necessary.  All                          Owens
                      serving must be outside directors.

  Housing             Recommends to the Board improvements or renovations           0         Pendleton       Fisher
                      to the facilities.                                                      Miller          White
                                                                                              Owens

           (1) The Nominating Committee is made up of the Executive Committee members. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Executive Committee acting in its capacity as the Nominating Committee held one meeting during fiscal 2002.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Company's Board of Directors is composed of five directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Committee are Fred K. White, Chairman, Lois J. Fisher, Thurman R. Mathews, Peter B. Miller and John D. Owens. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

          Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

          IN THIS CONTEXT, THE COMMITTEE HAS MET AND HELD DISCUSSIONS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS. MANAGEMENT REPRESENTED TO THE COMMITTEE THAT THE CORPORATION'S CONSOLIDATED FINANCIAL STATEMENTS WERE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND THE COMMITTEE HAS REVIEWED AND DISCUSSED THE CONSOLIDATED FINANCIAL STATEMENTS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS. THE COMMITTEE DISCUSSED WITH THE INDEPENDENT ACCOUNTANTS MATTERS REQUIRED TO BE DISCUSSED BY STATEMENT ON AUDITING STANDARDS NO. 61 (COMMUNICATION WITH AUDIT COMMITTEES).

          The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

          Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Fred K. White, Chairman
Lois J. Fisher
Thurman R. Mathews
Peter B. Miller
John D. Owens

        Company's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to Company and its subsidiaries for the year 2002.

        Audit Fees                                            $38,350

        Financial Information Systems Design and              $ 0
        Implementation Fees

        All Other Fees                                        $46,725

        (Includes, among other things, preparation of federal & state tax returns and internal audit.)


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2002, 2001, and 2000, and . As applied to the Company, the Company's Chief Executive Officer's compensation is required to be disclosed as follows:

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                               Other Annual         All Other
     Name and Principal       Year   Salary    Bonus         Compensation ($)    Compensation ($)
          Position                     ($)      ($)               (1)                   (2)
 ------------------------------------------------------------------------------------------------
                              2002    94,800   110,000           19,261                7,377
 GARY E. PENDLETON,
 President Ohio State         2001    94,800   80,000            16,973                3,475
 Bancshares, Inc.             2000    87,300   26,838            14,621                3,280


(1) Includes payments for use of an automobile ($7,262), memberships in various clubs ($5,344), which are used primarily for Company business, as well as the premiums on certain specified life ($1,835) and medical insurance benefits ($4,820).

(2) Includes compensation for the Company's 401(k) plan matching amount.

                           CHANGE OF CONTROL AGREEMENT

        The Company has entered into a Change in Control Agreement with Mr. Pendleton. The terms of the agreement provide that in the event of a sale, merger or similar transaction of the Company in which the Company is not the surviving corporation, Mr. Pendleton is entitled a severance payment equal to three times his annual compensation, which is defined to include his then current Salary plus his previous year's cash bonus. The severance payment is payable in the event of his involuntary termination of employment within two years of the Change in Control or his voluntary termination during the period beginning three months following the Change in Control and ending six months after the Change in Control. In addition, Mr. Pendleton is entitled under the terms of the Agreement to receive certain health, disability, dental life insurance and other benefits for a two-year period following a Change in Control. The agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Pendleton, which are deemed "excess parachute" payments under the provisions of Section 280G of the Internal Revenue Code.

        Change of Control of the Company" is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 33 percent or more of a class of the Company's voting securities; or (ii) during any period of two (2) consecutive years during the term of the Change of Control Agreements individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board, if in the instance mentioned in subparagraphs (i) or (ii), the employment of one of the executives is terminated involuntarily within one year of such change of control.

                          SUPPLEMENTAL RETIREMENT PLAN

        During 1996, the Corporation entered into an Executive Indexed Salary Continuation Plan ("Supplemental Plan") with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, annually the Company will accrue a non-qualified pension benefit for the benefit of Mr. Pendleton in an amount equal to the excess return earned on a Company owned insurance product (the "Policy") over the Bank's average after tax cost of funds expense as reported for the third quarter of each year. At Mr. Pendleton's retirement he will be entitled to receive the accrued deferred benefits in a lump sum cash payment or on an annuity basis. It is impossible to predict the future value of such deferred compensation due to the uncertainty of the future Policy yield. The Policy is currently valued at $1,180,655 upon which a guaranteed rate of 4% is called for under its terms. For 2002 the Company accrued approximately $42,000 of expense under the terms of this plan for the benefit of Mr. Pendleton. The benefits accrued under the Supplemental Plan are subject to a vesting schedule except in the case of death, disability or a change of control of the Company.

        In addition, contemporaneously with the adoption of the Supplemental Plan, the Corporation and Mr. Pendleton entered into a Split Dollar Life Insurance Agreement which provides for the payment, to Mr. Pendleton's beneficiaries, of 80% of the net-at-risk insurance portion of an insurance policy purchased by the Corporation in connection with the establishment of the Supplemental Plan. As of December 31, 2002, this Split Dollar Life Insurance Agreement would have provided a death benefit of $ 987,908 to Mr. Pendleton's beneficiaries. The Corporation purchased life insurance for the purpose of funding its obligations under the Supplemental Plan in the event of Mr. Pendleton's death and as an investment vehicle designed to fund the payments to Mr. Pendleton at retirement

                             DIRECTORS' COMPENSATION

        Directors are paid $300 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $350 per month and $125 per month is retained and paid at year end provided Board attendance is not less than 75%.

                              CERTAIN TRANSACTIONS

        Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Marion Bank) in the ordinary course of the Company's business in 2002. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the company and its subsidiaries, these transactions do not involve more than normal risk of collectible or present other unfavorable features.

        The Company, through is subsidiary, expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                              SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year.

        Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon a review of Section 16(a) forms furnished to the Company during, or with respect to, the most recent fiscal year, the Company believes that the following executive officers inadvertently submitted late Initial Statements of Beneficial Ownership of Securities on Form 3 to the Securities and Exchange Commission: Steve Strine, Todd Wanner and Cindy Sparling. The Company believes that all other Section 16(a) filing requirements applicable to its executive officers and Directors have been satisfied with respect to that time period.

                              SHAREHOLDER PROPOSALS

        If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting to be held in 2004, the proposal must be received by the Secretary at the principal executive offices of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302, prior to the close of business on November 28, 2003. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors of the Company and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than January 28, 2004.

        The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Code of Regulations . Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

        The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 2002 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.


                                          By Order of the Board of Directors of
                                          Ohio State Bancshares, Inc.

                                          /s/ Gary Pendleton

                                          Gary Pendleton, President

                           PROXY FOR ANNUAL MEETING OF
                           Ohio State Bancshares, Inc.
                                  Marion, Ohio

            KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio do hereby nominate, constitute, and appoint Lloyd L. Johnston, Peter B. Miller, and F. Winton Lackey any one of them (with full power of substitution for me and in my name, place and stead) to vote, including the right to vote cumulatively, all the common stock of said Company, standing in my name on its books on February 20, 2003 at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 17, 2003 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect four (4) members of Class III (term to expire 2006) to the Board of Directors.
Theodore L. Graham
Lois J. Fisher
Thurman R. Mathews
Fred K. White

               For All Nominees                  Withhold Authority To Vote       (INSTRUCTIONS: To withhold authority to
      (Except as marked to the contrary)              For All Nominees            vote for any individual director(s), strike a
                                                                                  line through the nominee's name.
                     [ ]                                    [ ]


2. To consider and take action upon adoption of proposed amendments to the Articles of Incorporation of the Company as specified in the Proxy Statement. Please vote for each subpart of the proposal set forth below. A separate vote is required for each proposed amendment to the Articles of Incorporation

          A. To amend the Articles of Incorporation to eliminate the right of cumulative voting in the election of members to the Board of Directors

                   [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

          B. To amend the Articles of Incorporation to eliminate preemptive rights.

                   [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                ----------------------------------------



                ----------------------------------------

---------------------------                  -------------
 (Stockholder Signature)                         (Date)

---------------------------                  -------------
 (Stockholder Signature)                         (Date)

Please Print Name
                  -----------------------

Please Print Number of Shares

                             ------------

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.